Exhibit 99.2

VOTING AGREEMENT

THIS VOTING AGREEMENT is made as of June 16, 2010, among Terra Nova Financial Group, Inc., an Illinois corporation (“TNFG”), Lightspeed Financial, Inc., a Delaware corporation (“Buyer”), and Bonanza Master Fund, Ltd. Liquidating Trust, a trust formed under the laws of the Cayman Islands (the “Stockholder”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement (as defined below).

WHEREAS, simultaneously herewith, TNFG and Buyer have entered into a Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which Buyer has agreed to purchase from TNFG all of the limited liability company membership interests (the “BD Interests”) of Terra Nova Financial, LLC, an Illinois limited liability company and wholly owned subsidiary of TNFG (the “BD Subsidiary”), and certain operating assets and properties that are owned by TNFG and used in the Business of BD Subsidiary (collectively, the “Asset Acquisition”);

WHEREAS, the Stockholder is a stockholder of TNFG and is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (“Rule 13d-3”), as amended) of that number of shares of the outstanding capital stock of TNFG (the “TNFG Stock”), and the holder of warrants to purchase such number of shares of TNFG Stock (the shares and the warrants collectively, the “Shares”), in each case, as set forth below the Stockholder’s signature hereto; and

WHEREAS, the Board of Directors of TNFG has approved the Purchase Agreement and determined it to be in the best interest of the stockholders of TNFG; and

WHEREAS, in order to induce Buyer to enter into the Purchase Agreement and to provide reasonable assurances that the transactions contemplated by the Purchase Agreement will be consummated, the Stockholder is making certain agreements regarding the Shares upon the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereto agree, severally and not jointly, as follows:

1. Voting of Shares; Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Subject to subsections (c) and (d) below, the Stockholder agrees to vote all of its Shares of TNFG Stock, Shares of TNFG Stock of any person the voting of which is controlled by the Stockholder, and Shares of TNFG Stock hereafter acquired by the Stockholder or by any person controlled by the Stockholder, (collectively, the “Stockholder’s Shares”) as follows:

(i) At any meeting of TNFG stockholders called to vote upon the Asset Acquisition or the Purchase Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Asset Acquisition or the Purchase Agreement is sought (the “TNFG Stockholders’ Meeting”), including without limitation, written consents in lieu of meetings, Stockholder shall vote (or cause to be voted) all of the Stockholder’s Shares in favor of or consent to, as applicable, the Asset Acquisition, the adoption of the Purchase Agreement, and the approval of each of the transactions contemplated by the Purchase Agreement.

(ii) At any meeting of TNFG stockholders or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, Stockholder shall vote (or cause to be voted) all of the Stockholder’s Shares against any amendment of TNFG’s Certificate of Incorporation or Bylaws or other proposal or transaction involving TNFG or any of its subsidiaries which amendment or other proposal or transaction would in any manner reasonably be expected to impede, frustrate, prevent or nullify the Asset Acquisition, the Purchase Agreement or any of the other transactions contemplated by the Purchase Agreement, including any Acquisition Proposal.

(b) Subject to subsections (c) and (d) below, the Stockholder hereby irrevocably grants to, and appoints, Stephen Ehrlich, Chief Executive Officer of Buyer, and Jason Lyons, Chief Financial Officer of Buyer, in their respective capacities as officers of Buyer, and any individual who shall hereafter succeed to any such office of Buyer, and each of them individually, its proxy and attorney-in-fact, with full power of substitution, for and in the name, place and stead of the Stockholder, to vote upon and act with respect to all of the Stockholder’s Shares solely as set forth in subsections (a)(i) and (a)(ii) of this Section 1. The Stockholder represents that any proxies heretofore given in respect of the Stockholder’s Shares are not irrevocable, and that any such proxies are hereby revoked. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution of the Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked, except as provided in this Agreement. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 7.70 of the Illinois Business Corporation Act. This proxy shall survive the bankruptcy, merger, dissolution or liquidation of the Stockholder. In the event that the stockholders of TNFG are requested to take action to approve the Asset Acquisition and the Purchase Agreement by written consent in lieu of a meeting of stockholders, the Stockholder will execute such consent and TNFG shall provide a copy to Buyer. If for any reason the proxy granted herein is found by a court of competent jurisdiction to not be valid, then Stockholder agrees to vote the Stockholder’s Shares in accordance with Section 1(a). For Shares as to which Stockholder is the beneficial but not the record owner, Stockholder shall take all necessary actions to cause any record owner of such Shares to grant to Stephen Ehrlich an irrevocable proxy to the same effect as that contained herein.

(c) The Stockholder shall not have any obligation to Buyer arising from the actions or inaction of TNFG.

(d) Subsections (a) and (b) above shall terminate with respect to the Stockholder, and the Stockholder’s Shares, effective upon the termination of the Purchase Agreement in accordance with its terms.

2. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder’s Shares and be binding upon any transferee of such shares. Any such transferee shall acknowledge and agree to the provisions of this Agreement in writing reasonably satisfactory to TNFG and Buyer. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of TNFG affecting the TNFG capital stock, or the acquisition of additional shares of TNFG capital stock or other voting securities of TNFG by the Stockholder, the number of Stockholder’s Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of TNFG capital stock or other voting securities of TNFG issued to or acquired by the Stockholder.

3. Representations and Warranties of the Stockholder. Except as specifically set forth in this Section 3, the Stockholder has made no representations or warranties to Buyer with respect to any matter, and except for its reliance on the matters set forth immediately below, Buyer is not relying upon Stockholder for any information, representation or warranty in making its decision to enter into the Purchase Agreement or consummate the transactions contemplated therein, provided that the disclaimer contained in this sentence shall have no impact on the representations and warranties of TNFG contained in the Purchase Agreement. The Stockholder hereby represents and warrants to Buyer that:

(a) The Stockholder is the record and/or beneficial owner of the number of Shares listed below its signature hereto, and the Stockholder does not have beneficial ownership or otherwise have the right to vote any other shares of capital stock or other voting securities of TNFG.

(b) This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application respecting creditors’ rights and by general equitable principles.

(c) Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or bound or to which the Stockholder’s Shares are subject, other than a violation, default or conflict which does not materially impair the ability of the Stockholder to perform its obligations under this Agreement. Consummation by the Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Stockholder’s Shares.

(d) The Stockholder’s Shares and the certificates representing such Stockholder’s Shares are now, and at all times all such Shares then held will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, security interest, proxies, voting trusts or voting agreements or any other encumbrances whatsoever, except for (i) any such encumbrances or proxies arising hereunder and (ii) any arrangements that do not materially impair the ability of the Stockholder to perform its obligations hereunder.

(e) The Stockholder understands and acknowledges that Buyer is entering into the Purchase Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

4. Covenants of the Stockholder.

(a) The Stockholder agrees with, and covenants to TNFG and Buyer that it shall not (i) sell, give or otherwise transfer or assign the Shares or any interest in the Shares owned by it, (ii) grant any proxy, power of attorney or other authorization in or with respect to such Shares, except for this Agreement, or (iii) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, except for any arrangements which do not materially impair the ability of the Stockholder to perform its obligations under this Agreement.

(b) The Stockholder agrees to use commercially reasonable efforts to take, or cause to be taken, all reasonably necessary actions, and to do, or cause to be done all things reasonably necessary, proper or advisable under this Agreement to consummate the transactions contemplated by this Agreement, including, without limitation, executing and delivering, or causing to be executed and delivered (including by any record holder of any of the Stockholder’s Shares), such additional or further consents, documents and other instruments, as TNFG or Buyer may reasonably request, for the purpose of effectively carrying out the transactions contemplated by this Agreement; provided that in connection therewith, the Stockholder shall not be obligated to enter into any agreement or assume any liability, or make any representation or warranty, not specifically contemplated in this Agreement or the Purchase Agreement.

(c) Stockholder agrees with, and covenants that, (i) this Agreement and the obligations hereunder shall attach to Stockholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise; and (ii) the Stockholder shall not request that TNFG register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of Stockholder’s Shares, unless such transfer is made in compliance with this Agreement. TNFGTNFG

5. Representations and Warranties of Buyer and TNFG. Buyer and TNFG represent and warrant to each other that (i) this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of it enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application respecting creditors’ rights and by general equitable principles and (ii) it is not relying upon any representation or warranty of any Stockholder regarding the business, assets, financial condition or affairs of TNFG in connection with the decision to enter into this Agreement or the Purchase Agreement or to consummate the transactions contemplated by the Purchase Agreement.

6. Miscellaneous.

(a) Benefit and Assignment. This Agreement shall be binding upon each party hereto and such party’s successors and assigns. This Agreement shall not be assignable by any party hereto without the written consent of TNFG and Buyer. The Stockholder’s obligations hereunder may not be assigned without, in each case, the written consent of the Stockholder and the Buyer.

(b) Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby may be brought in any federal or state court located in the State of Illinois, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting foregoing, each party agrees that service of process on such party as provided in Section 6(g) shall be deemed effective service of process on such party.

(d) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(e) Amendments; Entire Agreement. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. To the extent that this Agreement conflicts with the terms of the Original Voting Agreement, the terms of this Agreement shall govern.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

(g) Notices. All notices, requests and other communications to either party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

(i) if to TNFG:

Terra Nova Financial Group, Inc.

100 South Wacker Drive, Suite 1550

Chicago, IL 60606

Attention: Murrey Wanstrath

Facsimile: (312) 849-4427

with a copy (which shall not constitute notice) to:

Barnes & Thornburg LLP

One North Wacker Drive, Suite 4400

Chicago, IL 60602

Attention: Mark Kindelin

Facsimile: (312) 759-5646

(ii) if to Buyer:

Lightspeed Financial, Inc.

148 Madison Avenue, 9th Floor

New York, NY 10016

Attention: Stephen Ehrlich

Facsimile: (678) 624-6440

with a copy (which shall not constitute notice) to:

Day Pitney LLP

One International Place

Boston, MA 02110

Attention: Jeffrey A. Clopeck

Facsimile: (617) 345-4745

(iii) if to the Stockholder, to its address shown below its signature on the last page hereof;

or to such other address as any party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 6(g).

(h) Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specifically provided herein.

(i) Termination. This Agreement shall terminate upon the earlier to occur of (a) the termination of the Purchase Agreement in accordance with its terms or (b) consummation of the Asset Acquisition.

(j) Action in Stockholder Capacity Only. If the Stockholder or its trustee is a director or officer of TNFG, it is understood and agreed that the he does not make any agreement in this Agreement in his capacity as such director or officer. Without limiting the generality of the foregoing, no director or officer of TNFG (in his or her capacity as a director or officer of TNFG) shall have any obligation to act or refrain from acting because of this Agreement, and no director or officer of TNFG (in his or her capacity as a director or officer of TNFG) shall be limited in the exercise of his fiduciary duty as a director or officer to TNFG by this Agreement or any transaction contemplated hereby. The Stockholder and its trustee signs solely in his or its capacity as a record holder and beneficial owner of Shares. This Agreement shall not create or imply any obligation by any such person in his capacity as a director or officer of TNFG, whether in connection with the Purchase Agreement and the transactions contemplated therein or otherwise.

(l) No Third Party Beneficiaries. This Agreement is not intended to and shall not bind or benefit any person or entity not a party hereto, including but not limited to persons or entities who are or may become affiliates or a party.

(m) Specific Performance. Stockholder, TNFG and Buyer agree that money damages would not be a sufficient remedy for any breach of this Agreement by Stockholder or TNFG. The parties hereby agree that Buyer shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and to enforce compliance with those covenants of Stockholder and TNFG. In connection with any request for specific performance or equitable relief by Buyer, Stockholder and TNFG hereby waive any requirement for the security or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement but shall be in addition to all other remedies available at law or equity to Buyer. The parties further agree that by seeking the remedies provided for in this Section 6(m), Buyer shall not in any respect waive its right to seek any other form of relief that may be available to it under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 6(m) are not available or otherwise are not granted. Stockholder and TNFG acknowledge and agree that neither Stockholder nor TNFG shall be entitled to specific performance or injunctive or other equitable relief as a remedy for any breach of this Agreement by Buyer, to enforce compliance with any covenants of Buyer, or otherwise.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the date first above written quickly.

TNFG:

TERRA NOVA FINANCIAL GROUP, INC.

By:	/s/ Murrey Wanstrath
	Name:	Murrey Wanstrath
	Title:	Chief Financial Officer

BUYER:

LIGHTSPEED FINANCIAL, INC.

By:	/s/ Stephen Ehrlich
	Name:	Stephen Ehrlich
	Title:	Chief Executive Officer

STOCKHOLDER:

BONANZA MASTER FUND, LTD. LIQUIDATING TRUST

By:	/s/ Bernay Box
	Name:	Bernay Box
	Title:	Trustee

Address:

Number of Shares Beneficially Owned:

8,693,074 Common Stock
4,706,541 Warrants

Signature Page to Voting Agreement